UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

ARC Group Securities Acquisition I

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-43431	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

398 S Mill Avenue, Suite 306, Tempe, AZ 85284

(Address of principal executive offices, including zip code)

(928) 625-0928

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, one warrant, and one right to acquire 1/4th of one Class A Ordinary Share	FJDIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the Units	FJDI	The Nasdaq Stock Market LLC
Rights included as part of the Units	FJDIR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	FJDIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 20, 2026, ARC Group Securities Acquisition I (the “Company”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that since the Company’s aggregate market value of its outstanding warrants was less than $1 million, the Company’s warrants are no longer in compliance with the Nasdaq Global Market continued listing criteria set forth in the Nasdaq Listing Rule 5452(b)(C), which requires the Company to maintain an aggregate market value of its outstanding warrants of at least $1 million (the “Notice”).

The Notice additionally indicates that, pursuant to the Listing Rules, the Company has 45 calendar days to submit a plan to regain compliance, and that the Company’s plan must be submitted to Nasdaq no later than December 4, 2026. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Notice, or until April 18, 2027, to evidence compliance. If Nasdaq were to reject the Company’s plan, Nasdaq rules permit the Company to appeal the decision to a hearings panel.

The Notice serves only as a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s warrants on the Nasdaq Global Market. Additionally, the Notice relates only to the Company’s warrants and will have no effect on the listing or trading of the Company’s other securities. The Company intends to submit a plan to regain compliance within the 45 calendar day submission period, and, if Nasdaq accepts the plan to regain compliance, to subsequently regain compliance with Rule 5452(b)(C) within the compliance period granted by Nasdaq. While the Company is exercising diligent efforts to maintain the listing of its warrants on the Nasdaq Global Market, there can be no assurance that the Company will be able to regain or maintain compliance with the aggregate market value of outstanding warrants requirement of the Nasdaq Global Market. In addition, if the Company does not regain compliance by the end of the compliance period granted by Nasdaq, Nasdaq could provide notice that the Company’s warrants will become subject to delisting. In the event the Company receives notice that its warrants are being delisted, Nasdaq rules permit the Company to appeal any delisting determination by the Nasdaq staff to a hearings panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2026

ARC Group Securities Acquisition I

By:	/s/ Ian Hanna
Name:	Ian Hanna
Title:	Chief Executive Officer